EXHIBIT 32

OAK RIDGE FINANCIAL SERVICES, INC.

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the Oak Ridge Financial Services, Inc. (the “Company”) certify that the Quarterly Report on Form 10-Q of the Company for the fiscal period ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2008	/s/ Ronald O. Black
Ronald O. Black
President and Chief Executive Officer

Date: May 14, 2008	/s/ Thomas W. Wayne
Thomas W. Wayne
Chief Financial Officer

*This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.